Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Francois R. Martelet, Chief Executive Officer of AVAX Technologies, Inc. (the “Company”), hereby certify pursuant to Section 1350, of chapter 63 of title 18, United States Code, and Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, (1) the annual report on Form 10-K of the Company to which this Exhibit is attached (the “Report”) fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Francois R. Martelet

Francois R. Martelet, M.D.

Dated:   April 15, 2008

I, Richard P. Rainey, Principal Financial Officer of AVAX Technologies, Inc. (the “Company”), hereby certify pursuant to Section 1350, of chapter 63 of title 18, United States Code, and Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, (1) the annual report on Form 10-K of the Company to which this Exhibit is attached (the “Report”) fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard P. Rainey

Richard P. Rainey

Dated:   April 15, 2008